                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

              UAM Funds, Inc. - SEC File Nos. 33-25355, 811-5683
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

September ___, 2001


Dear Shareholder:

I am writing to all shareholders of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (the "Reorganizing Portfolios") and the C&B Balanced Portfolio (the "Liquidating Portfolio") (all portfolios are collectively referred to as the "C&B Portfolios") to inform you of a special meeting of shareholders to be held October 19, 2001. Before that special meeting, I would like your vote on the important issues affecting your portfolio as described in the attached proxy statement. This is a very important meeting that has been called to consider four proposals requiring your vote as a shareholder.

The proxy statement includes proposals relating to the approval of a new investment advisory agreement for each C&B Portfolio, the approval of a reorganization ("Reorganization") with respect to each Reorganizing Portfolio and the liquidation of the Liquidating Portfolio. More specific information about all the proposals is contained in the proxy statement, which you should consider carefully.

The Board of Directors of your C&B Portfolios has unanimously approved the proposals and recommends that you vote for all of the proposals described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and vote by signing and returning your proxy card(s) in the enclosed postage-paid envelope. You will receive proxy cards for each portfolio in which you own shares. Please sign and return each card you receive.

If we do not receive your completed proxy card promptly, you may be contacted by a representative of UAM Funds, Inc. (the "UAM Funds") who will remind you to vote your shares.

Your vote is important. We thank you for taking this matter seriously and participating in this important process.

Sincerely,



James F. Orr, III
Chairman
UAM Funds, Inc.

             IMPORTANT NEWS FOR SHAREHOLDERS OF THE C&B PORTFOLIOS


While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (the "Reorganizing Portfolios") and the C&B Balanced Portfolio (the "Liquidating Portfolio") (all portfolios are collectively referred to as the "C&B Portfolios") that require a shareholder vote.

                         Q & A:  QUESTIONS AND ANSWERS

Q.   What Is Happening To The Reorganizing Portfolios?

A. Until recently, all investment decisions regarding each of the C&B Portfolios were made by Cooke & Bieler, Inc., a wholly-owned subsidiary of
     Old Mutual (US) Holdings Inc. ("Old Mutual US").    Eight key employees of
     Cooke & Bieler, Inc. organized a new company Cooke & Bieler, L.P. Cooke & Bieler, L.P. purchased the investment advisory business of Cooke & Bieler, Inc. on June 1, 2001. In connection with the purchase of the investment advisory business of Cooke & Bieler, Inc., Old Mutual US and Cooke & Bieler, L.P. agreed, subject to your approval, to a Reorganization pursuant to which the assets of the Reorganizing Portfolios will be transferred to new portfolios, to be called the C&B (AIC) Portfolios, which will be three series of The Advisors' Inner Circle Fund ("AIC Trust") and shareholders of the Reorganizing Portfolios will receive shares of equivalent value and number in C&B (AIC) Portfolios. Cooke & Bieler, L.P. will make all investment decisions for the C&B (AIC) Portfolios, SEI Investments Mutual Funds Services will serve as administrator and SEI Investments Distribution Co. will serve as the distributor to the C&B (AIC) Portfolios.

     The following pages give you additional information about the sale to Cooke & Bieler, L.P. and the reorganization of the Reorganizing Portfolios and the proposals on which you are being asked to vote. The Board of Directors of UAM Funds, Inc. including those who are not affiliated with Old Mutual US, Cooke & Bieler, L.P., UAM Funds, Inc. or their respective affiliates, unanimously recommends that you vote for these proposals.

Q.   What Is Happening to the Liquidating Portfolio?

A. The Board has proposed to liquidate the Liquidating Portfolio because of its relatively small size and its limited prospects for growth in assets.

Q.   Why Did You Send Me This Booklet?

A. You are receiving these proxy materials - a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card(s)
     - because you have the right to vote on the important proposals concerning your investment in your C&B Portfolio(s).

Q.   Why Are Multiple Cards Enclosed?

A. If you own shares of more than one C&B Portfolio you will receive a proxy card for each portfolio in which you own shares.

Q.   Why Am I Being Asked to Vote on the New Advisory Agreement in Proposal No.
     1?

A. The purchase of the investment advisory business of Cooke & Bieler, Inc. from Old Mutual US by Cooke & Bieler, L.P. constituted an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the C&B Portfolios' investment advisory agreements. As required by the 1940 Act, the C&B Portfolios' investment advisory agreements automatically terminated as a result of the assignment. The Board has proposed continuation of the advisory services under new investment advisory agreements between the C&B Portfolios and Cooke & Bieler, L.P. for approval by shareholders of each of the C&B Portfolios. The new advisory agreement is substantially similar in all material respects to the previous advisory agreements between Cooke & Bieler, Inc. and UAM Funds, Inc. Each C&B Portfolio's investment objective and advisory fee rate will remain unchanged.

Q.   What Happens If A New Advisory Agreement Is Not Approved?

A. If the shareholders of a C&B Portfolio do not approve a new investment advisory agreement, the Board of UAM Funds, Inc. will take such further action as it deems to be in the best interests of the shareholders of such C&B Portfolio.

Q.   Why Am I Being Asked To Vote On The Proposed Reorganization In Proposal No.
     2?

A. A shareholder vote is required to approve a transfer of the assets and liabilities of one series or portfolio of a mutual fund to a new series or portfolio of another mutual fund. The proposed Reorganization requires shareholder approval because the assets and liabilities of the Reorganizing Portfolios will be transferred to the new C&B (AIC) Portfolios under the AIC Trust.

Q.   What Happens If The Proposed Reorganization Is Not Approved?

A. If the shareholders of a Reorganizing Portfolio do not approve the Reorganization, the Reorganization will not close and the Board of UAM Funds, Inc. will take such further action as it deems to be in the best interests of the shareholders of such Reorganizing Portfolio.

Q.   How Will The Proposed Reorganization Affect Me?

A. The C&B (AIC) Portfolios' investment objectives, investment restrictions and fees and expenses will be identical to those of the Reorganizing Portfolios. The C&B (AIC) Portfolios will not be, however, part of UAM Funds, Inc. The C&B (AIC) Portfolios will be separate series of the AIC Trust and you will become a shareholder of those portfolios after the Reorganization, if the shareholders approve it. SEI Investments Mutual Funds Services will provide administrative services and SEI Investments Distribution Co. will serve as distributor to the C&B (AIC) Portfolios. The Reorganization will not be taxable for federal income tax purposes for the shareholders of the Reorganizing Portfolios.

Q. Why Am I Being Asked to Vote for the Liquidation of the Liquidating Portfolio in Proposal No. 3?

A. The Board of Directors of UAM Funds, Inc. is proposing to liquidate the Liquidating Portfolio because of its relatively small size and its limited prospects for growth in assets. If the shareholders of the Liquidating Portfolio approve the recommendation to liquidate it, the Portfolio will return to each of its shareholders the proceeds of the liquidation. Once you receive your proceeds, you may pursue any investment option you wish.

Q.   How Does the Board Recommend That I Vote?

A. After careful consideration, the Board, including those Directors who are not affiliated with the UAM Funds, Inc., Old Mutual US or its affiliated companies and Cooke & Bieler, L.P. and its affiliated companies, recommend that you vote FOR all of the proposals on the enclosed proxy card(s).

Q.   Whom Do I Call For More Information Or To Place My Vote?

A. You may provide the UAM Funds with your vote via mail, facsimile or in person. If you need more information on how to vote, or if you have any questions, please call your portfolio's information agent at 1-877-826-5465.

Your Vote Is Important And Will Help Avoid The Additional Expense Of Another Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                UAM Funds, Inc.

                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 19, 2001

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (the "Reorganizing Portfolios") and the C&B Balanced Portfolio (the "Liquidating Portfolio") (all portfolios are collectively referred to as the "C&B Portfolios"), each a series of UAM Funds, Inc. ("UAM Funds"), will be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time on October 19, 2001 for the following purposes:

1. To approve a new investment advisory agreement between Cooke & Bieler, L.P. and UAM Funds on behalf of each of the C&B Portfolios, a form of which is attached to the Proxy Statement as Exhibit A.

2. To approve a reorganization as set forth in an Agreement and Plan of Reorganization and Liquidation between UAM Funds, on behalf of each C&B Portfolios, and The Advisors' Inner Circle Fund, on behalf of the "new" C&B Portfolios and attached as Exhibit B to the Proxy Statement.

3. To approve the liquidation and termination of the Liquidating Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Directors of UAM Funds and attached to the Proxy Statement as Exhibit C.

4. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on August 13, 2001, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person.

By Order of the Board of Directors of the UAM Funds

Linda T. Gibson
Vice President and Secretary

Boston, Massachusetts
______________, 2001

Shareholders are requested to mark, date, sign and return promptly in the enclosed envelope the accompanying proxy card, which is being solicited by the Board of Directors of UAM Funds. This is important to ensure a quorum at the Meeting. Shareholders may also have their votes recorded via facsimile. Please call 1-877-826-5465 for more information. Proxies may be revoked at any time before they are exercised by submitting to UAM Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. However, attendance at the Meeting will not by itself serve to revoke a proxy.

                                UAM Funds, Inc.

                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                           1-877-UAM-LINK (826-5465)

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF

                             C&B Equity Portfolio
                  C&B Equity Portfolio For Taxable Investors
                         C&B Mid Cap Equity Portfolio
                            C&B Balanced Portfolio

                        TO BE HELD ON OCTOBER 19, 2001

This proxy statement is furnished in connection with the solicitation by the Board of Directors of the UAM Funds, Inc. (the "UAM Funds") for the special meeting of shareholders of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio (the "Reorganizing Portfolios") and the C&B Balanced Portfolio (the "Liquidating Portfolio") (all portfolios are collectively referred to as the "C&B Portfolios") to be held at the offices of UAM Fund's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on October 19, 2001 at 10:00 a.m. (the "Meeting"), and all adjournments thereof. Shareholders of record at the close of business on August 13, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about September ___, 2001.

As used in this proxy statement, the UAM Funds' Board of Directors is referred to as a "Board," and the term "Director" includes each director of the UAM Funds. A Director who is an interested person of the UAM Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is referred to in this proxy statement as an "Interested Director." A Director may be an interested person of the UAM Funds because he or she is affiliated with one of the UAM Funds' investment advisers, Old Mutual (US) Holdings Inc. ("Old Mutual US") or the UAM Funds' principal underwriter. Directors who are not interested persons of the UAM Funds are referred to in this proxy statement as "Independent Directors."

SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE
-----------------------------------------------

     The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by mail, by facsimile, submitting a subsequent proxy, or by voting in person at the meeting. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the UAM Funds at 1-877-826-5465.

     The C&B Portfolios expect that the solicitation of proxies from shareholders will be made by mail or facsimile, but solicitation also may be made by telephone communications from officers or employees of Old Mutual US or its affiliates, who will not receive any compensation therefore from the C&B Portfolios. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by both the C&B Portfolios and Cooke & Bieler, L.P.

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting and any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted for the matters specified on the proxy card. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have the effect of a vote against Proposals 1, 2 and 3.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
     Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

Required Vote

     The approval of Proposal 1 with respect to a particular C&B Portfolio requires the affirmative vote of a "majority of the outstanding voting securities," as defined in the 1940 Act, of the particular C&B Portfolio. Each C&B Portfolio will vote separately with respect to each proposal. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. The approval of Proposal 2 with respect to a particular C&B Portfolio requires the affirmative vote of an absolute majority of the shares of such C&B Portfolio entitled to vote. The approval of Proposal 3 with respect to the Liquidating Portfolio requires the affirmative vote of an absolute majority of the shares of the Liquidating Portfolio entitled to vote.

Summary of Proposals

------------------------------------------------------------------------------------------------------------------
Proposal                                                 Affected Portfolios (Shareholders of each Portfolio will
                                                         vote separately)
------------------------------------------------------------------------------------------------------------------
 Proposal 1 - To approve a new investment advisory       C&B Equity Portfolio
 agreement between Cooke & Bieler, L.P. and UAM Funds    C&B Equity Portfolio for Taxable Investors
 on behalf of each of the C&B Portfolios, a form of      C&B Mid Cap Equity Portfolio
 which is attached to this Proxy Statement as Exhibit A  C&B Balanced Portfolio
------------------------------------------------------------------------------------------------------------------
 Proposal 2 - To approve a reorganizing transaction as   C&B Equity Portfolio
 set forth in an Agreement and Plan of Reorganization    C&B Equity Portfolio for Taxable Investors
 and Liquidation between UAM Funds, on behalf of each    C&B Mid Cap Equity Portfolio
 C&B Portfolio, and The Advisors' Inner Circle Fund,
 on behalf of the "new" C&B Portfolios and attached as
 Exhibit B to this Proxy Statement
------------------------------------------------------------------------------------------------------------------
 Proposal 3 - To approve the liquidation and             C&B Balanced Portfolio
 termination of the Liquidating Portfolio, as set
 forth in a Plan of Liquidation adopted by the Board
 of Directors of the UAM Funds and attached as Exhibit
 C to this Proxy Statement
------------------------------------------------------------------------------------------------------------------

PROPOSAL 1 - APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
-----------------------------------------------------------

Introduction

     Until recently, all investment decisions regarding the C&B Portfolios were made by Cooke & Bieler, Inc. (the "Old Adviser"), a wholly-owned subsidiary of Old Mutual US. Eight key employees of the Old Adviser organized Cooke & Bieler, L.P. (the "New Adviser"), and on June 1, 2001 the New Adviser purchased the investment advisory business of the Old Adviser. In connection with the purchase of the Old Adviser's business, UAM Funds and The Advisors' Inner Circle Fund ("AIC Trust") agreed, subject to shareholder approval, to a reorganization (the "Reorganization") pursuant to which the assets of the Reorganizing Portfolios would be transferred to new portfolios, called the C&B (AIC) Portfolios, which will be three series
     of the AIC Trust.   The New Adviser will make all investment decisions, SEI
     Investments Mutual Funds Services ("SEI") will serve as administrator and shareholder servicing agent and SEI Investments Distribution Co. will serve as distributor for the C&B (AIC) Portfolios. DST Systems, Inc. will serve as transfer agent and First Union National Bank will serve as custodian to the AIC Trust. The New Adviser is located at 1700 Market Street, Philadelphia, PA 19103.

     The purchase of the business of the Old Adviser by the New Adviser constituted an "assignment," as that term is defined in the 1940 Act, of the C&B Portfolios' investment advisory agreements. As required by the 1940 Act, the C&B Portfolios' investment advisory agreements automatically terminated as a result of the assignment. The Board has proposed continuation of the advisory services under new investment advisory agreements between the C&B Portfolios and the New Adviser pending approval by shareholders of each of the C&B Portfolios. A form of the new investment advisory agreement is attached to this Proxy Statement as Exhibit A. Except for the time periods covered by the agreements and the provision relating to the duration of the agreements, the new investment advisory agreements are identical in all material respects to the C&B Portfolios' previous investment advisory agreement. In addition, each C&B Portfolio's advisory fee rate is unchanged.

     With respect to duration of the new investment advisory agreements, each new investment advisory agreement provides that unless terminated as provided therein, the agreement shall continue for two years. Thereafter, each agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (a) by the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of UAM Funds or (c) by vote of a majority of the outstanding voting securities of each Fund. Under each C&B Portfolios' previous investment advisory agreement, the investment advisory agreement continued until the earlier of June 30, 2001 or the date of the first annual or special meeting of the shareholders of the Fund.
     The provisions for their continuance thereafter are identical to the new investment advisory agreements. The new investment advisory agreements with the AIC Trust do not require your approval, but they will be substantially similar in all material respects to the form of Investment Advisory Agreement attached to this Proxy Statement as Exhibit A.

Information on Investment Advisory Fees and Annual Expense Limitation

     Each C&B Portfolio paid the Old Adviser annual advisory fees at the rates of 0.63% of the average daily net assets of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio. In addition, the Old Adviser voluntarily agreed to limit the total expenses of each C&B Portfolio to 1.00% of its average daily net assets. To maintain this expense limit, the Old Adviser was permitted to waive a portion of its management fee and/or reimburse certain expenses of each C&B Portfolio. As a result of the termination of the investment advisory agreements with the C&B Portfolios, the New Adviser is currently being paid only for its costs in managing the C&B Portfolios.
     The New Adviser intends to maintain the same fees and limitations from the previous agreements for the C&B Portfolios if the investment advisory agreements are approved by shareholders. For the fiscal year ended October 31, 2000, the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio, paid the Old Adviser $303,795, $16,158, $8,072 and $39,201, respectively, excluding fee waivers. After giving effect to the Old Adviser's fee waivers, the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio paid $268,130, $0, $0 and $0 in advisory fees during the fiscal year ended October 31, 2000.

Information on the New Adviser

     The New Adviser is a registered investment adviser formed by eight key employees of the Old Adviser to purchase the investment advisory business of the Old Adviser from Old Mutual US, which was completed on June 1, 2001.

     The Old Adviser was formed in 1951 and became a subsidiary of United Asset Management Corporation ("UAM") in 1986. On September 26, 2000, UAM, formerly the parent company of the Old Adviser, was acquired by Old Mutual plc. ("Old Mutual") and OM Acquisition Corp. ("OMAC"), a wholly-owned subsidiary of Old Mutual, merged with UAM. UAM subsequently changed its name to Old Mutual (US) Holdings Inc. In connection with these transactions, new investment advisory agreements were approved by shareholders of the C&B Equity Portfolio for Taxable Investors and C&B Balanced Portfolio on October 27, 2000, the C&B Mid Cap Equity Portfolio on November 3, 2000, and the C&B Equity Portfolio on December 15, 2000. The former advisory contracts were last approved by the Board on August 4, 2000. The Old Adviser served as investment adviser of the C&B Portfolios from their inception (May 15, 1990 with respect to the C&B Equity Portfolio, February 12, 1997 with respect to the C&B Equity Portfolio for Taxable Investors, February 18, 1998 for the C&B Mid Cap Equity Portfolio and December 31, 1989 for the C&B Balanced Portfolio) until the sale to the New Adviser. The C&B Portfolios are currently being managed at cost by the New Adviser.

     The New Adviser provides investment management services to a diversified group of clients including corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. Currently, the New Adviser has approximately $1.7 billion under management. The New Adviser currently has 21 employees, including 11 investment professionals. These investment professionals are between 29 and 59 years old, and the New Adviser anticipates that this team will provide leadership for the New Adviser for the future.

     The name, address and principal occupation of each general partner of the New Adviser is as follows:


     General Partners                      Title                   Occupation
     ----------------                      -----                   ----------
     Samuel H. Ballam, III                 Partner                 Marketing/Client Service
     Kermit S. Eck                         Partner                 Portfolio Manager
     John J. Medveckis                     Partner                 Portfolio Manager
     Michael M. Meyer                      Partner                 Portfolio Manager
     James R. Norris                       Partner                 Portfolio Manager
     R. James O'Neil                       Partner                 Portfolio Manager
     Bruce A. Smith                        Partner                 Trading/Operations
     Mehul Trivedi, CFA                    Partner                 Portfolio Manager

     The address for each of the persons listed above is c/o Cooke & Bieler, L.P., 1700 Market Street, Philadelphia, PA 19103. Mr. Eck and Mr. Norris have primary management responsibilities with respect to the C&B Portfolios. John McNiff, who owns 20% of the New Adviser, is not a general partner and has no management responsibilities for the New Adviser.

Information on Other Investment Companies Advised by the New Adviser

     The New Adviser also manages a fund named The Finance Company of Pennsylvania. The fund's objective is to invest and reinvest its capital in a widely diversified portfolio of securities with a view to holding those which appear to offer sound possibilities of current income and future growth of principal. The portion of the fund's assets managed by the New Adviser are approximately $19,850,013 million. The adviser contractual fee is 0.50% and 0.50% after fee waivers.

Section 15(f) of the 1940 Act

     Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as the Old Adviser) to a registered investment company, and the affiliates of such adviser (such as Old Mutual US), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

     Consistent with the first condition of Section 15(f), the New Adviser and Old Mutual US have agreed that for a period of three (3) years, they will not take or recommend any action that would cause more than 25% of the UAM Funds' directors or AIC Trust's trustees to be interested persons of the entity acting as the C&B Portfolios' or C&B (AIC) Portfolios' investment adviser.

     With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     The New Adviser and Old Mutual US have agreed not to take or recommend any action that would constitute an unfair burden on the C&B Portfolios or the C&B (AIC) Portfolios within the meaning of Section 15(f).

     Description of the New Investment Advisory Agreements

     Pursuant to each C&B Portfolio's proposed investment advisory agreement, the New Adviser will act as its investment adviser.

     Each C&B Portfolio's previous investment advisory agreement and proposed investment advisory agreement require the New Adviser to:

     .    Manage the investment and reinvestment of the C&B Portfolio's assets;

     . Continuously review, supervise and administer the investment program of the C&B Portfolio; and

     . Determine what portion of the C&B Portfolio's assets will be invested in securities and what portion will consist of cash.

     The New Adviser is also required to render regular reports to the UAM Funds' officers and Board concerning the New Adviser's discharge of its responsibilities.

     The previous and proposed investment advisory agreements also authorize the New Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the C&B Portfolios and direct the New Adviser to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the New Adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the New Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the New Adviser's overall responsibilities with respect to the applicable C&B Portfolio.

     The previous and proposed investment advisory agreements of the C&B Portfolio obligate the New Adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the C&B Portfolios' registration statement and applicable laws and regulations. Under the terms of the previous and the proposed investment advisory agreements, the New Adviser has agreed to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided herein.

     Each C&B Portfolio's previous and proposed investment advisory agreements provide that the New Adviser shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from the New Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of fiduciary duty with respect to compensation of services.

Recommendation of Directors

     On June 29, 2001, representatives of Old Mutual US and the New Adviser advised the Independent Directors that Old Mutual US and the New Adviser had entered into an acquisition agreement and the transaction had been consummated on June 1, 2001. In addition, the general terms of the acquisition and the perceived benefits for each C&B Portfolio's shareholders were discussed with the Board. The Board considered the following factors to be of greatest importance with respect to the new investment advisory agreements: (i) the fact that the compensation payable under the new advisory agreements will be at the same rate as the compensation payable under the previous investment advisory agreements;
     (ii) the performance record of the New Adviser; (iii) the nature and quality of services expected to be rendered by the New Adviser; (iv) the history, reputation, qualifications and background of personnel of the New Adviser; and (v) the New Adviser's style of investing. The Independent Directors discussed the management buyout with representatives of Old Mutual US and the New Adviser. The independent directors were assisted in their review of this information by their independent legal counsel.

     On June 29, 2001, the Board, including a majority of the independent directors, voted to approve the new investment advisory agreements with the New Adviser for the C&B Portfolios and to recommend approval of the agreements to shareholders.

The Directors Unanimously Recommend That Shareholders of the C&B Portfolios Vote
                             to Approve Proposal 1.

PROPOSAL 2 - APPROVAL OF THE REORGANIZATION
-------------------------------------------

Summary of the Reorganization

     In addition to the approval discussed above, shareholders of the Reorganizing Portfolios are being asked to vote on the Reorganization, pursuant to which each of the Reorganizing Portfolios will transfer all of its assets and liabilities to one of three newly-organized portfolios, to be called the "new" C&B Equity Portfolio, "new" C&B Equity Portfolio for Taxable Investors and "new" C&B Mid Cap Equity Portfolio (each a "C&B (AIC) Portfolio" and collectively the "C&B (AIC) Portfolios"), which will be three series of The Advisors' Inner Circle Fund ("AIC Trust") to be administered by SEI. As a result of the proposed Reorganization, each Reorganizing Portfolio shareholder will become a shareholder of the corresponding C&B (AIC) Portfolio and immediately after the Reorganization will hold shares of such C&B (AIC) Portfolio with a total dollar value and number equal to the total dollar value and number such shareholder held in the Reorganizing C&B Portfolio immediately prior to the Reorganization.
     The New Adviser will make all investment decisions for the C&B (AIC) Portfolios and SEI and its affiliates will serve as administrator, distributor and shareholder servicing agent. DST Systems, Inc. will serve as transfer agent and First Union National Bank will serve as custodian to the AIC Trust. The Agreement further provides for the amendment of the UAM Funds Charter to cancel all of the issued and outstanding shares of the Reorganizing Portfolios. It is currently anticipated that the Reorganization will occur in the fourth quarter of 2001.

Description of the Agreement and Plan of Reorganization and Liquidation

     The Agreement by and between UAM Funds, on behalf of each of the Reorganizing Portfolios, and the AIC Trust, on behalf of each of the C&B
     (AIC) Portfolios, provides for: (i) the transfer of all of the assets of the C&B Equity Portfolio solely in exchange for shares of beneficial interest of the "new" C&B Equity Portfolio and the assumption by the "new" C&B Equity Portfolio of all liabilities of the C&B Equity Portfolio, followed by the distribution on the closing date of the "new" C&B Equity Portfolio's shares to the holders of the C&B Equity Portfolio shares (ii) the transfer of all of the assets of the C&B Equity Portfolio for Taxable Investors solely in exchange for shares of beneficial interest of the "new" C&B Equity Portfolio for Taxable Investors and the assumption by the "new" C&B Equity Portfolio for Taxable Investors of all of the liabilities of the C&B Equity Portfolio for Taxable Investors, followed by the distribution on the closing date of the "new" C&B Equity Portfolio for Taxable Investors shares to the holders of the C&B Equity Portfolio for Taxable Investors shares, (iii) the transfer of all of the assets of the C&B Mid Cap Equity Portfolio solely in exchange for shares of beneficial interest of the "new" C&B Mid Cap Equity Portfolio and the assumption by the "new" C&B Mid Cap Equity Portfolio of all of the liabilities of the C&B Mid Cap Equity Portfolio, followed by the distribution on the closing date of the "new" C&B Mid Cap Equity Portfolio's shares to the holders of the C&B Mid Cap Equity Portfolio shares, and (iv) the amendment of the UAM Funds, Inc. charter to cancel all of the issued and outstanding shares of each of the Reorganizing Portfolios. On the closing date for the Reorganization, anticipated to be November 2, 2001, if one or any Reorganizing Portfolios obtain shareholder approval of the appropriate proposal for the reorganization, each Reorganizing Portfolio obtaining such approval, shall assign, deliver, and otherwise transfer all of its assets and assign all of the liabilities to the corresponding C&B (AIC) Portfolio free and clear of all liens and encumbrances, and such C&B (AIC) Portfolio will acquire all the assets and will assume all of the liabilities of the corresponding Reorganizing Portfolio, in exchange for shares of such C&B (AIC) Portfolio. In addition, the Agreement provides that the net asset value per share of each Reorganizing Portfolio and of each corresponding C&B (AIC) Portfolio will be equal and the number of shares of each C&B (AIC) Portfolio issued in exchange for shares of the corresponding Reorganizing C&B Portfolio will equal the number of shares of such Reorganizing Portfolio issued and outstanding at the time of the Reorganization. Following the liquidation of each of the Reorganizing Portfolios, the outstanding shares of the Reorganizing Portfolios will be cancelled on the books of the UAM Funds and become unissued shares. Articles of Amendment further effecting cancellation will be filed thereafter with the Maryland State Department of Assessments and Taxation. The Agreement also provides that in the event the Agreement is approved by only one or two Reorganizing Portfolios, the failure of the other(s) Reorganizing Portfolio to consummate the transactions contemplated by the Agreement shall not affect the consummation or validity of the Reorganization with respect to the other Reorganizing Portfolios.

     The Agreement also provides that the AIC Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) UAM Funds is duly organized and validly existing under the laws of the State of Maryland and the Reorganizing Portfolios are validly existing series of the UAM Funds;
     (ii) UAM Funds is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the

     Reorganization provided for therein and the execution of the Agreement have been duly authorized and approved by all requisite action on behalf of the UAM Funds and has been duly executed and delivered by the UAM Funds on behalf of the Reorganizing Portfolios and is a valid and binding obligation of the UAM Funds on behalf of the Reorganizing Portfolios, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind or with respect to the provision of the Agreement intended to limit liability for a particular matter for a particular Acquired Fund and its assets, including but not limited to Section 21 of the Agreement; and
     (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the UAM Funds to enter into the Agreement or carry out its terms on behalf of the Reorganizing Portfolios that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of the UAM Funds.

     In addition, UAM Funds shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the AIC Trust and the C&B (AIC) Portfolios are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the AIC Trust is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of the Agreement have been duly authorized and approved by all requisite corporate action on behalf of each C&B (AIC) Portfolio and the Agreement has been duly executed and delivered by the AIC Trust and is a valid and binding obligation of each C&B (AIC) Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the AIC Trust to enter into the Agreement or carry out its terms on behalf of each of the C&B (AIC) Portfolios that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the C&B (AIC) Portfolios; and (v) the shares of each C&B (AIC) Portfolio to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid and non-assessable.

Tax Consequences of the Reorganization

     At the time of the closing, the UAM Funds and the AIC Trust each shall have received an opinion of counsel, based upon customary officers' certificates provided by each, substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized by a Reorganizing Portfolio upon the transfer of its assets in exchange, solely for the corresponding shares and the assumption by such C&B (AIC) Portfolio of that Reorganizing Portfolio's stated liabilities; (2) no gain or loss will be recognized by such C&B (AIC) Portfolio on its receipt of such Reorganizing Portfolio's assets in exchange for that C&B (AIC) Portfolio's shares and the assumption by that C&B (AIC) Portfolio of such Reorganizing Portfolio's liabilities; (3) the basis of such Reorganizing Portfolio's assets in such C&B (AIC) Portfolio's hands will be the same as the basis of those assets in that Reorganizing Portfolio's hands immediately before the conversion; (4) such C&B (AIC) Portfolio's holding period for the assets transferred to the C&B (AIC) Portfolios by such Reorganizing Portfolio will include the holding period of those assets in the Reorganizing Portfolio's hands immediately before the conversion; (5) no gain or loss will be recognized by such Reorganizing Portfolio on the distribution of such C&B (AIC) Portfolio's shares to that Reorganizing Portfolio's shareholders in exchange for their shares of the Reorganizing Portfolio; (6) no gain or loss will be recognized to a shareholder of such Reorganizing Portfolio as a result of the Reorganizing Portfolio's distribution of such C&B (AIC) Portfolio's shares to that Reorganizing Portfolio's shareholder in exchange for the Reorganizing Portfolio's shareholder's shares of the Reorganizing Portfolio; (7) the basis of such C&B (AIC) Portfolio's shares received by such Reorganizing Portfolio's shareholders will be the same as the adjusted basis of that Reorganizing Portfolio's shareholders' shares of the Reorganizing Portfolio surrendered in exchange therefor; and (8) the holding period of such C&B
     (AIC) Portfolio's shares received by such Reorganizing Portfolio's shareholders will include the Reorganizing Portfolio's shareholders' holding period for the Reorganizing Portfolio's shareholders' shares of the Portfolio surrendered in exchange therefor, provided that such Reorganizing Portfolio's shares were held as capital assets on the date of the conversion.

     The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with each of the C&B (AIC) Portfolios and the Reorganizing Portfolios being "a party to a reorganization" within the meaning of Section 368(b) of the Code. As a consequence, the Reorganization will be tax-free for federal income tax purposes for each of the C&B (AIC) Portfolios, the Reorganizing Portfolios and their respective shareholders.

     UAM Funds and AIC Trust have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of counsel with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

Description of UAM Funds and the Reorganizing Portfolios

     UAM Funds was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name was changed to "The Regis Fund, Inc." On October 31, 1995, the name was changed again to "UAM Funds, Inc." The principal executive office of UAM Funds is located at One Freedom Valley Drive, Oaks, PA 19456. UAM Funds is an open-end management investment company registered under the 1940 Act. The Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $0.001 par value. The governing board has the power to create and designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class are fully paid and non-assessable, and have no pre-emptive rights or preferences as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of the UAM Funds' Board.

     The Board of the UAM Funds has authorized two classes of shares in each portfolio: Institutional and Institutional Service. Currently, only Institutional Class Shares have been issued in each C&B Portfolio. The two classes represent interests in the same assets of a portfolio.

     The C&B Equity Portfolio has authorized 25,000,000 Institutional Class Shares and 10,000,000 Institutional Service Class Shares. The C&B Equity Portfolio for Taxable Investors has authorized 25,000,000 Institutional Class Shares and 10,000,000 Institutional Service Class Shares. The C&B Mid Cap Equity Portfolio has authorized 25,000,000 Institutional Class Shares and 10,000,000 Institutional Service Class Shares. Each of the Reorganizing Portfolios is a valid, existing series of UAM Funds.

     The C&B Equity Portfolio seeks maximum long-term total return with minimal risk to principal by investing in common stocks that have a consistency and predictability in their earnings growth. Normally, the C&B Equity Portfolio seeks to achieve its goal by investing in common stocks of any size. The portfolio invests primarily in companies that the investment adviser believes are undervalued.

     The C&B Equity Portfolio for Taxable Investors seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal. Normally, the C&B Equity Portfolio for Taxable Investors seeks to achieve its goal by investing primary in common stocks of any size. The investment adviser will try to minimize tax consequences for the portfolio's shareholders by managing the amount of realized gains, which it attempts to control by minimizing portfolio turnover. The portfolio invests primarily in companies that the investment adviser believes are undervalued.

     The C&B Mid Cap Equity Portfolio seeks maximum long-term total return, consistent with minimizing risk to principal. The C&B Mid Cap Equity Portfolio normally seeks its objective by investing under normal circumstances, at least 65% of its assets in the common stock of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Mid Cap Value Index. The portfolio invests primarily in companies that the adviser believes are undervalued.

     The New Adviser will make investment decisions for the assets of each Reorganizing Portfolio and will continuously review, supervise and administer each Reorganizing Portfolio's investment program, subject to the supervision of, and policies established by, the Board of Directors. For its services, the New Adviser will be entitled to a fee, which is calculated by applying an annual percentage rate of 0.63% to the average daily net assets of each of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio. Fees are calculated daily and paid on a monthly basis. The New Adviser has voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and ordinary expenses) of each of the portfolios to 1.00%. Due to the expense cap, management fees collected by the adviser will fluctuate depending on the amount of expenses incurred by each fund. Currently, the New Adviser is being reimbursed for the costs of managing the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio.

Description of the AIC Trust and C&B (AIC) Portfolios

     The AIC Trust is organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated July 18, 1991, as amended on February 18, 1997. The AIC Trust is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of shares of beneficial interest, without par value, of separate series of the AIC Trust. The "new" C&B Equity Portfolio, the "new" C&B Equity Portfolio for Taxable Investors and the "new" C&B Mid Cap Equity Portfolio will be duly organized and validly existing series of the AIC Trust at the time of the Reorganization.

     Shareholders of AIC Trust shares are entitled to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall be voted on by individual series or class, except that (i) when so required by the 1940 Act, then shares shall be voted in the aggregate and not by individual series or class, and (ii) when the trustees of the Trust (the "Trustees") have determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class(es) shall be entitled to vote. The AIC Trust's Declaration of Trust provides that any action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the 1940 Act.

     The AIC Trust's Declaration of Trust permits any one or more series, either as the successor, survivor or non-survivor to (i) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or
     (ii) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan or reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any series.

     The AIC Trust will not hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. A special meeting of the shareholders may be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call the meeting.

     The AIC Trust's affairs are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Trustees of the Trust are elected by shareholders holding a majority of shares entitled to vote. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to vote, with or without cause. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

     Pursuant to the AIC Trust's Declaration of Trust, the shareholders of the AIC Trust generally are not personally liable for the acts, omissions or obligations of the Trustees or the Trust. In addition, the Trustees shall not be personally liable for any obligation of the Trust. The Trust will indemnify its Trustees and officers against all liabilities and expenses except for liabilities arising from such person's willful misfeasance, bad faith, gross negligence or reckless disregard of that person's duties.

     Although the rights of an interest holder of a Massachusetts business trust vary in certain respects from the rights on a shareholder of a Maryland corporation, the attributes of a share of beneficial interest of the AIC Trust are substantially similar to those of a share of common stock of the UAM Funds. Each share of the AIC Trust and UAM Funds represents an equal proportionate interest in the related investment portfolio with other shares of the same class (if applicable) and is entitled to dividends and distributions on the assets belonging to such investment portfolio as are declared in the discretion of the Board of Directors of UAM Funds or the Board of Trustees of AIC Trust, as the case may be. Shares of both the UAM Funds and AIC Trust are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The investment objectives, policies and limitations of each C&B (AIC) Portfolio will be substantially similar to its corresponding C&B Portfolio. The "new" C&B Equity Portfolio will seek maximum long-term total return with minimal risk to principal by investing in common stocks that have a consistency and predictability in their earnings growth. Normally, the "new" C&B Equity Portfolio will seek to achieve its goal by investing in common stocks of any size. The portfolio will invest primarily in companies that the New Adviser believes are undervalued.

     The "new" C&B Equity Portfolio for Taxable Investors will seek maximum long-term, after-tax total return, consistent with minimizing risk to principal. Normally, the "new" C&B Equity Portfolio for Taxable Investors will seek to achieve its goal by investing primarily in common stocks of any size. The New Adviser will try to minimize tax consequences for the portfolio's shareholders by managing the amount of realized gains, which it attempts to control by minimizing portfolio turnover. The portfolio will invest primarily in companies that the New Adviser believes are undervalued.

     The "new" C&B Mid Cap Equity Portfolio will seek maximum long-term total return, consistent with minimizing risk to principal. The "new" C&B Mid Cap Equity Portfolio normally will seek its objective by investing under normal circumstances, at least 65% of its assets in the common stock of companies with middle market capitalizations (companies with market capitalizations in the range of $500 million to $5 billion) or in common stocks of companies whose market capitalizations are within the range of companies contained in the Russell Mid Cap Value Index. The portfolio will invest primarily in companies that the New Adviser believes are undervalued.

     The C&B (AIC) Portfolios will have substantially similar procedures for purchasing, redeeming and exchanging shares as the Reorganizing Portfolios. Shareholders of the Reorganizing Portfolios currently are permitted to exchange their shares for shares of any other portfolio of the UAM Funds at no charge. Shareholders of the C&B (AIC) Portfolios, however, will only be permitted to exchange their shares at no charge for shares of the other C&B
     (AIC) Portfolio, not for shares of the other portfolios in the AIC Trust.

     Following the conclusion of the Reorganization, the New Adviser will serve as investment adviser to the "new" C&B Equity Portfolio, the "new" C&B Equity Portfolio for Taxable Investors and the "new" C&B Mid Cap Equity Portfolio. The investment advisory agreement between the New Adviser and the AIC Trust is substantially similar to the advisory agreement that exists between the Old Adviser and UAM Funds on behalf of the Reorganizing Portfolios. Significantly, both investment advisory agreements provide for the same fees, duties, and standards of care. For its services, the New Adviser is entitled to a fee, which is calculated at a rate of 0.63% of the average daily net assets of each of the "new" C&B (AIC) Portfolios. Fees are calculated daily and paid on a monthly basis.

     The tables below set forth comparative fee and expense information for both the Reorganizing Portfolios and the C&B (AIC) Portfolios:

                                     C&B Equity       "new" C&B Equity
                                     Portfolio (l)    Portfolio (2)

Annual Fund Operating Expense (expenses that are deducted from fund assets)
______________________________________________________________________________
Management Fees
                                           0.63%            0.63%
______________________________________________________________________________

Other Expenses                     0.44%      0.44%

------------------------------------------------------------------------------

Total Operating Expenses           1.07%      1.07%
------------------------------------------------------------------------------

                                 C&B Equity             "new" C&B Equity
                                 Portfolio for          Portfolio for
                                 Taxable Investors (1)  Taxable Investors (2)

Shareholder Transaction Fees (fees paid directly from your investment)
------------------------------------------------------------------------------

Redemption Fee (as a percentage of amount redeemed)    1.00%      1.00%
------------------------------------------------------------------------------


Annual Fund Operating Expense (expenses that are deducted from fund assets)

------------------------------------------------------------------------------

Management Fees                                        0.63%          0.63%
------------------------------------------------------------------------------
Other Expenses                                         4.82%          4.82%
------------------------------------------------------------------------------
Total Operating Expenses                               5.45%          5.45%
------------------------------------------------------------------------------

                                    C&B Mid Cap           "new" C&B Mid Cap
                                    Equity Portfolio (1)  Equity Portfolio (2)

Annual Fund Operating Expense (expenses that are deducted from fund assets)

------------------------------------------------------------------------------
Management Fees                                        0.63%          0.63%
------------------------------------------------------------------------------
Other Expenses                                         8.97%          8.97%
------------------------------------------------------------------------------
Total Operating Expenses                               9.60%          9.60%
------------------------------------------------------------------------------

(1) "Other Expenses" presented in the tables above may be higher than the expenses you would actually pay as a shareholder in the funds because the adviser has voluntarily agreed to limit the expenses of the funds to the extent necessary to keep their total expenses (excluding interest, taxes, brokerage commission and extraordinary expenses) from exceeding 1.00%, for each of the C&B Equity Portfolio's, C&B Equity Portfolio for Taxable Investor's and C&B Mid Cap Equity Portfolio's average daily net assets. The Old Adviser may change or cancel these expense limitations at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the funds may have that would reduce their custodian fee based on the amount of cash the funds maintain with their custodian.

(2) "Other Expenses" presented in the tables above may be higher than the expenses you would actually pay as a shareholder in the funds because the adviser has voluntarily agreed to limit the expenses of the funds to the extent necessary to keep their total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.00%, for each of the "new" C&B Equity Portfolio's, "new" C&B Equity Portfolio for Taxable Investor's and "new" C&B Mid Cap Equity Portfolio's average daily net assets. The New Adviser may change or cancel these expense limitations at any time. In addition, "Other Expenses" include amounts related to any expense offset arrangement the funds may have that would reduce their custodian fee based on the amount of cash the funds maintain with their custodian.

Information on SEI Investments Mutual Funds Services ("Administrator")

     The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

     The Administrator provides the AIC Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

     For these administrative services, the Administrator will be entitled to a fee from each C&B (AIC) Portfolio, which is calculated daily and paid monthly based on the respective C&B (AIC) Portfolio's asset level, at an annual rate of: .15% on the first $250 million of average daily net assets; .125% on the next $250 million of average daily net assets; and .10% on average daily net assets over $500 million. Together, the C&B (AIC) Portfolios will pay a minimum annual administration fee of $271,000, which will be increased by $15,000 per additional class. In addition, the cost of adding additional portfolios to the Agreement is $85,000 per portfolio.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Information on SEI Investments Distribution Co. ("Distributor")

     The Distributor, a wholly-owned subsidiary of SEI Investments, and the AIC Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of the C&B (AIC) Portfolios.

Information on Other Service Providers

     DST Systems, Inc., 330 W. 9th Street, Kansas City, MO 64105 serves as the AIC Trust's transfer agent. First Union National Bank, 125 Broad Street, Philadelphia, Pennsylvania 19109 acts as custodian (the "Custodian") of the AIC Trust. The Custodian holds cash, securities and other assets of the AIC Trust as required by the 1940 Act.

Recommendation of Directors

     On June 29, 2001, representatives of Old Mutual US and the New Adviser advised the Independent Directors that (i) Old Mutual US and the New Adviser had entered into an acquisition agreement and the transaction had been consummated on June 1, 2001; and (ii) UAM Funds and AIC Trust agreed to the Reorganization, pursuant to which the assets of the Reorganizing Portfolios would be transferred to new portfolios, the C&B (AIC) Portfolios, which are three series of the AIC Trust. At that time, representatives of Old Mutual US and the New Adviser described the general terms of the proposed acquisition and Reorganization and the perceived benefits for the Reorganizing Portfolios, the New Adviser and its investment advisory clients. The Independent Directors discussed the transactions with representatives Old Mutual US and the New Adviser. Old Mutual US and the New Adviser advised the Independent Directors that they do not expect the acquisition and proposed Reorganization to have an adverse effect on the operations of the Reorganizing Portfolios or their shareholders.

     On June 29, 2001, the Board, including a majority of the Independent Directors, voted to approve the Reorganization and to recommend its approval to shareholders. In reaching its decision, the Board considered the following factors to be of greatest importance: (1) the C&B (AIC) Portfolios will have the same investment objectives, policies and limitations as those of the Reorganizing Portfolios; and (2) the same personnel who managed the Reorganizing Portfolios at the Old Adviser will continue to manage the C&B (AIC) Portfolios after the Reorganization at the New Adviser.

           The Directors Unanimously Recommend That Shareholders Of
            The Reorganizing Portfolios Vote To Approve Proposal 2

PROPOSAL 3 - LIQUIDATION OF THE C&B BALANCED PORTFOLIO
----------------------------------------------------------------------

Background

     The Liquidating Portfolio began operations on December 31, 1989 as a series of UAM Funds. The Liquidating Portfolio has invested primarily in a combination of equity securities that have a consistency and predictability in their earnings growth and investment grade debt securities.

     Notwithstanding the marketing of the Liquidating Portfolio's shares, growth in the Liquidating Portfolio's assets has been slow. During the period from commencement of operations through March 31, 1993, the Liquidating Portfolio's assets reached a level of $44.5 million; however, assets have decreased to less than $1.3 million as of July 31, 2001. Several marketing efforts were not adequate to significantly increase the size of the Liquidating Portfolio, including until recently the assumption of portfolio expenses by the Old Adviser. The Old Adviser and the Board have regularly reviewed developments and considered alternatives, including the total asset level of the Liquidating Portfolio and the impact on the Liquidating Portfolio's investment results of the relatively small size of the Liquidating Portfolio.

     Sales of the Liquidating Portfolio shares have not been sufficient to allow the Liquidating Portfolio to reach a size adequate, in the judgment of the Board, to spread expenses over a sufficient asset base to provide a satisfactory return to shareholders. From November 1, 1999 until May 31, 2001, the Old Adviser waived its fees and assumed a significant portion of the expenses of the Liquidating Portfolio. In the absence of such waiver and assumption, the Liquidating Portfolio may not have been profitable for shareholders. As a result, the Board instructed the officers of UAM Funds to investigate what, if any, additional steps or alternative courses would best serve the interest of shareholders.

     The officers of UAM Funds sought to determine whether a merger or transfer of assets would be possible, and if it would produce desirable results for shareholders. After reviewing current market conditions, the relatively small size of the Liquidating Portfolio and the time required to effect a transaction, management of the Fund believed that the expense of a merger or transfer of assets to another mutual fund are greater than the benefits shareholders of the Liquidating Portfolio could expect to realize from such a transaction. The officers investigated the steps required for liquidation of the Liquidating Portfolio, subject to presentation of a final report to the Board.

     At a June 29, 2001 meeting, the Board reviewed the expenses which had been assumed by the Old Adviser during the life of the Liquidating Portfolio, the efforts and expenses of the Distributor to distribute shares of the Liquidating Portfolio, and the effect of the operating expenses on the historic and anticipated returns of shareholders. The Board considered that the Old Adviser had not been able to collect or retain any significant advisory fee from the Liquidating Portfolio, that there would be no prospect that this would change in the near future, and that in the absence of compensation over long periods, the ability of the adviser to service the needs of the Liquidating Portfolio would be impaired. For the most recent fiscal year, the Liquidating Portfolio's total expenses were:


                           Without Waiver or     With Waiver or Reimbursement of
                       Reimbursement of Expenses              Expenses
     ---------------------------------------------------------------------------
     Institutional Class         2.79%                             1.00%
     ---------------------------------------------------------------------------

     The Board concluded that an increase in fund expenses attributable to the likely discontinuance of the fee waiver and assumption of the expenses in the future, especially when added to the expenses of the Liquidating Portfolio presently paid directly by the Liquidating Portfolio, would significantly reduce the Liquidating Portfolio's returns. Moreover, the presence of larger funds with similar objectives better able to operate on an efficient basis and provide higher returns to shareholders, made it unlikely that the Liquidating Portfolio could achieve a significant increase in asset size and achieve economies of scale. The Board therefore concluded that it would be in the interest of the shareholders of the Liquidating Portfolio to liquidate the Liquidating Portfolio promptly, in accordance with a Plan of Liquidation. (See "General Tax Consequences" below.)

     Plan of Liquidation

     The Board of Directors has approved the Plan of Liquidation (the "Plan") summarized in this section and set forth as Exhibit C to this proxy statement.

     1.  Effective Date of the Plan and Cessation of the Liquidating Portfolio's
         -----------------------------------------------------------------------
     Business as an Investment Company.  The Plan will become effective on the
     ---------------------------------
     date of its adoption and approval by an absolute majority of the shares of the Liquidating Portfolio entitled to vote. Following this approval, the Liquidating Portfolio (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert the Liquidating Portfolio's assets to cash; (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to shareholders after the payment to (or reservation of assets for payment to) all creditors of the Liquidating Portfolio; and (iii) will terminate in accordance with the laws of the State of Maryland and the Articles of Incorporation of the UAM Funds.

     2.  Closing of Books and Restriction of Transfer and Redemption of Shares.
         ---------------------------------------------------------------------
     The proportionate interests of shareholders in the assets of the Liquidating Portfolio shall be fixed on the basis of their respective holdings on the effective date of the Plan. On such date the books of the Liquidating Portfolio will be closed and the shareholders' respective assets will not be transferable by the negotiation of share certificates. (Plan, Section 4)

     3.  Liquidating Distribution.  As soon as possible after approval of the
         ------------------------
     Plan, and in any event within fourteen days thereafter, UAM Funds on behalf of the Liquidating Portfolio will mail the following to each shareholder of record on the effective date of the Plan: (i) to each shareholder not holding share certificates of the Liquidating Portfolio, the liquidating cash distribution equal to the shareholder's proportionate interest in the net assets of the Liquidating Portfolio, (ii) to each shareholder holding share certificates of the Liquidating Portfolio, a confirmation showing such shareholder's proportionate interest in the net assets of the Liquidating Portfolio with advice that such shareholder will be paid in cash upon return of the share certificates; and (iii) information concerning the sources of the liquidating distribution. (Plan, Section 7)

     4.  Expenses.  The Liquidating Portfolio will bear all expenses incurred by
         --------
     it in carrying out the Plan. It is expected that other liabilities of the Liquidating Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution will be paid by the Liquidating Portfolio, or set aside for payment, prior to the mailing of the liquidating distribution. The Liquidating Portfolio's liabilities relating to the Plan are estimated at no more than $2,000, which includes legal and auditing expenses and printing, mailing, soliciting and miscellaneous expenses arising from the liquidation, which the Liquidating Portfolio normally would not incur if it were to continue in business. If the Liquidating Portfolio incurs more than $2,000 in additional liabilities to liquidate the Liquidating Portfolio, such expenses will be paid by the New Adviser. The total liabilities of the Liquidating Portfolio prior to the liquidating distribution are estimated to be

     $__________ (including proxy costs). This amount includes the termination expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal audit and directors fees and printing costs. Any expenses and liabilities attributed to the Liquidating Portfolio subsequent to the mailing of the liquidating distribution will be borne by the New Adviser. (Plan, Section 6 and 9)

     5.  Continued Operation of the Liquidating Portfolio.  After the date of
         ------------------------------------------------
     mailing of the liquidating distribution, the outstanding shares of the Liquidating Portfolio will be cancelled by Charter amendment and the termination of the Liquidating Portfolio will be effected. The Plan provides that the Directors shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of the Liquidating Portfolio and to effect the complete liquidation and termination of the existence of the Liquidating Portfolio and the purposes to be accomplished by the Plan. (Plan, Sections 8 and 11)


General Tax Consequences.

     Each stockholder who receives a liquidating distribution will recognize gain or loss for federal income tax purposes equal to the excess of the amount of the distribution over the shareholder's tax basis in the Liquidating Portfolio shares. Assuming that the shareholder holds such shares as capital assets, such gain or loss will be capital gain or loss and will be long-term or short-term capital gain depending on the shareholder's holding period for the shares.

     The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving the liquidating distribution as discussed herein, including any state and local tax consequences.

     UAM Funds anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

     Representatives of PricewaterhouseCoopers LLP, independent accountants for UAM Funds, are not expected to be present at the Special Meeting.

     If the shareholders do not approve the Plan, the Liquidating Portfolio will continue to exist as a registered investment company in accordance with its stated objective and policies. The Board would meet to consider what, if any, steps to take in the interest of stockholders.

     Shareholders are free to redeem their shares prior to the effective date of the Plan, which is the adoption and approval of the Plan at the Meeting.

           The Directors of the Fund Recommend Approval of Proposal 3

ADDITIONAL INFORMATION
--------------------------------

Administrative Expenses

     SEI Investments Mutual Funds Services ("SEI") serves as the C&B Portfolios' administrator, UAM Shareholder Services Center, Inc. serves as the C&B Portfolios' shareholder servicing agent and Funds Distributor, Inc. ("FDI") serves as the C&B Portfolios' principal underwriter. UAM Shareholder Services Center, Inc. is affiliated with Old Mutual US. SEI is located at One Freedom Valley Drive, Oaks, PA 19456, FDI is located at 60 State Street, Suite 1300, Boston MA 02109 and UAM Shareholder Services, Inc. is located at 825 Duportail Road, Wayne, Pennsylvania 19087.

     As of the fiscal year ended October 31, 2000, SEI and UAM Funds Services, Inc. (the C&B Portfolios' former administrator) were paid $118,159, $77,340, $77,235 and $83,589 for services rendered as administrator by the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio, respectively;

     As of the fiscal year ended October 31, 2000 UAM Shareholder Services Center, Inc. was paid $11,610, $8,794, $8,552 and $8,794 by the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio, for services rendered as sub-shareholder servicing, respectively;

     As of the fiscal year ended October 31, 2000 the net assets of the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio were $35,250,830, $2,253,005, $1,520,083, and $3,494,339, respectively.

     The C&B Portfolios do not pay FDI for its services as principal underwriter to the C&B Portfolios.

Brokerage Commissions

     The New Adviser may select brokers based on research, statistical and pricing services they provide to the New Adviser. Information and research provided by a broker will be in addition to, and not instead of, the services the New Adviser is required to perform under the Investment Advisory Agreements. In so doing, the C&B Portfolios may pay higher commission rates than the lowest rate available when the New Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

     It is not the practice of the C&B Portfolios to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the C&B Portfolios may place trades with qualified broker-dealers who recommend the C&B Portfolios or who acts as agents in the purchase of C&B Portfolios shares for their clients.

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a C&B Portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark-up or reflect a dealer's mark-down. When a C&B Portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

     . As of the fiscal year ended October 31, 2000, the C&B Equity Portfolio paid $117,429 in brokerage commissions.

     . As of the fiscal year ended October 31, 2000, the C&B Equity Portfolio for Taxable Investors paid $2,474 in brokerage commissions.

     . As of the fiscal year ended October 31, 2000, the C&B Mid Cap Equity Portfolio paid $5,916 in brokerage commission.

     . As of the fiscal year ended October 31, 2000, the C&B Balanced Portfolio paid $12,708 in brokerage commissions.


Payment of Expenses

     The New Adviser, and not the UAM Funds, will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures.

Beneficial Ownership of Shares

     The following table contains information about the beneficial ownership by shareholders of five percent or more of each C&B Portfolio's outstanding Shares as of August 13, 2001. On that date, the Directors and officers of each of the UAM Funds, together as a group, "beneficially owned" less than one percent of each C&B Portfolio's outstanding Shares.

NAME AND ADDRESS OF                     PERCENT OF         NUMBER OF
 SHAREHOLDER                           SHARES OWNED       SHARES OWNED            PORTFOLIO
 -----------                           ------------       ------------            ---------
First Union National Bank                  43.36%        2,359,405.8560      C&B Equity Portfolio
FBO Cadmus Comm Corp
Acct 5041143187 CMG NC 1151
1525 W. Wt Harris Blvd
Charlotte, NC 28262-8522

Central New York Community                 17.82%          969,548.3220      C&B Equity Portfolio
Foundation Inc.
500 S. Salina St. Ste 428
Syracuse, NY 13202-3314

Ironworkers Local 397 Pension Fund         16.06%          873,919.9740      C&B Equity Portfolio
c/o Administrative Services Inc.
Attn Fund Accounting
P.O. Box 83900
Miami, FL 33283-9000

A. Cirillo D. Faicco R. Samuels & Joseph    6.83%          371,670.8380      C&B Equity Portfolio
Gurrera & David Smith TR Fulton Fish
Mkt PFA & DEC TR Part Fulton Fish Mkt
Pen 1/1/82
140 Beekman St.
New York, NY 10038-2010

S. Sanford Schlitt TOD                     35.36%           67,262.5720      C&B Equity Portfolio for Taxable Investors
Subject to DST TOD Rules
Patricia Schlitt PB
491 Meadow Lark Dr.
Sarasota, FL 34236-1901

Ann Hauptman & Cynthia Jacobs TR           13.25%           25,200.6490      C&B Equity Portfolio for Taxable Investors
FBO Gunther A. Hauptman TR
U/A 4/27/87
4 Briga Ln.
Whit Plains, NY 10605-4647

Charles Schwab & Co. Inc.                  13.05%           24,829.7100      C&B Equity Portfolio for Taxable Investors
Reinvest Account
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Primevest Financial Services FBO            7.00%           13,316.8560      C&B Equity Portfolio for Taxable Investors
Glenn L. Amos 13021419
400 First Street So Suite 300
P.O. Box 283
St. Cloud, MN 56302-0283

Anne Y. Stratton                            5.56%          10,586.7060       C&B Equity Portfolio for Taxable Investors
9608 N. Juniper Cir.
Mequon, WI 53092-6216

Katherine C. Arthur                         5.08%           9,670.7950       C&B Equity Portfolio for Taxable Investors
5115 Cary Street Rd.
Richmond, VA 23226-1644

Vanguard Fiduciary Trust Co.               35.49%         107,586.6560       C&B Mid Cap Equity Portfolio
Plan 91718 FBO UAM Corp. Profit Shar.
401K Plan Vanguard Fiduciary TR
Group SP Services
P.O. Box 2600 VM421
Valley Forge, PA 19482-2600

Charles Schwab & Co. Inc.                  33.61%         101,892.8070       C&B Mid Cap Equity Portfolio
Reinvest Account
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Carole A. Bonner                           31.30%          57,536.8070       C&B Balanced Portfolio
1550 North 123/rd/ St.
Wauwatosa, WI 53226-3132

Charles Schwab & Co. Inc.                  16.93%          31,131.7610       C&B Balanced Portfolio
Reinvest Account
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Joanna H. Schoff                           14.21%          26,121.2410       C&B Balanced Portfolio
226 North St.
Rye, NY 10580-1520

UAM Trust Co. Cust                         10.53%          19,357.1070       C&B Balanced Portfolio
IRA A/C Linda Carpino
496 Hollyknoll Dr.
Churchville, PA 18966-1453

Helen A. Mohn                               8.45%          15,530.4100       C&B Balanced Portfolio
100 Vermilion Dr.
Levittown, PA 19054-1324

     As of August 13 2001, the C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio and C&B Balanced Portfolio had 5,441,547.5920, 190,248.4900, 303,182.4860, and 183,834.4320 shares outstanding, respectively.

     The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the UAM Funds by its existing Directors and/or on the records of UAM Funds' transfer agent.

Annual and Semi-Annual Reports to Shareholders

     For a free copy of your C&B Portfolio's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the C&B Portfolios may call 1-877-826-5465 or write to the UAM Funds at P.O Box 219081, Kansas City, MO 64121.

Other Business

     The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for a portfolio. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and Maryland law.

    The Directors, Including The Independent Directors, Recommend Approval Of Each Proposal. Any Unmarked Proxies Without Instructions To The Contrary Will
                Be Voted In Favor Of Approval Of The Proposals

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                             Oaks, PA  19456-1100

                             C&B EQUITY PORTFOLIO

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 19, 2001

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the C&B Equity Portfolio of UAM Funds, Inc. ("UAM Funds") to be held in the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, at 10:00 a.m. Eastern time on October 19, 2001, and any adjournments or postponements thereof all shares of stock of said UAM Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting (i) the proposed Investment Advisory Agreement between Cooke & Bieler, L.P. and UAM Funds on behalf of the C&B Equity Portfolio; and (ii) the proposed Agreement and Plan of Reorganization and Liquidation (the "Agreement") between UAM Funds, on behalf of the C&B Equity Portfolio, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of the "new" C&B Equity Portfolio and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF UAM FUNDS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.  Approve a new investment advisory agreement between Cooke & Bieler,
             L.P. and UAM Funds, on behalf of the C&B Equity Portfolio, a form of which is attached to the Proxy Statement as Exhibit A.

             ____For    ____Against    ____Abstain

PROPOSAL 2.  Approve a reorganization as set forth in an Agreement and Plan of
             Reorganization and Liquidation between UAM Funds, on behalf of the C&B Equity Portfolio, and the AIC Trust, on behalf of the "new" C&B Equity Portfolio and attached as Exhibit B to the Proxy Statement.

             ____For    ____Against    ____Abstain


     This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


     Dated: _________________, 2001    ___________________________
                                         Signature of Shareholder


                                       ___________________________
                                         Signature (Joint owners)


     Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the Meeting; you may, nevertheless, vote in person if you do attend.

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                              Oaks, PA 19456-1100

                  C&B EQUITY PORTFOLIO FOR TAXABLE INVESTORS


                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 19, 2001


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the C&B Equity Portfolio for Taxable Investors of UAM Funds, Inc. ("UAM Funds") to be held in the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time on October 19, 2001, and any adjournments or postponements thereof all shares of stock of said UAM Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting (i) the proposed Investment Advisory Agreement between Cooke & Bieler, L.P. and UAM Funds on behalf of the C&B Equity Portfolio for Taxable Investors; and (ii) the proposed Agreement and Plan of Reorganization and Liquidation (the "Agreement") between the UAM Funds, on behalf of the C&B Equity Portfolio for Taxable Investors, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of the "new" C&B Equity Portfolio for Taxable Investors and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

PROPOSAL 1:  Approve a new investment advisory agreement between Cooke & Bieler,
             L.P. and UAM Funds, on behalf of the C&B Equity Portfolio for Taxable Investors, a form of which is attached to the Proxy Statement as Exhibit A.

             ____For    ____Against    ____Abstain

PROPOSAL 2:  Approve a reorganization as set forth in an Agreement and Plan of
             Reorganization and Liquidation between UAM Funds, on behalf of the C&B Equity Portfolio for Taxable Investors, and the AIC Trust, on behalf of the "new" C&B Equity Portfolio for Taxable Investors and attached as Exhibit B to the Proxy Statement.

             ____For    ____Against    ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: ____________, 2001             ________________________________
                                      Signature of Shareholder


                                      ________________________________
                                      Signature (Joint owners)


Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the Meeting; you may, nevertheless, vote in person if you do attend.

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                              Oaks, PA 19456-1100

                         C&B MID CAP EQUITY PORTFOLIO

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 19, 2001

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the C&B Mid Cap Equity Portfolio of UAM Funds, Inc. ("UAM Funds") to be held in the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time on October 19, 2001, and any adjournments or postponements thereof all shares of stock of said UAM Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting (i) the proposed Investment Advisory Agreement between Cooke & Bieler, L.P. and UAM Funds on behalf of the C&B Mid Cap Equity Portfolio; and (ii) the proposed Agreement and Plan of Reorganization and Liquidation (the "Agreement") between the UAM Funds, on behalf of the C&B Mid Cap Equity Portfolio, and The Advisors' Inner Circle Fund (the "AIC Trust"), on behalf of the "new" C&B Mid Cap Equity Portfolio and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

PROPOSAL 1.  Approve a new investment advisory agreement between Cooke & Bieler,
             L.P. and UAM Funds, on behalf of the C&B Mid Cap Equity Portfolio, a form of which is attached to the Proxy Statement as Exhibit A.

             ____For    ____Against    ____Abstain

PROPOSAL 2.  Approve a reorganization as set forth in an Agreement and Plan of
             Reorganization and Liquidation between UAM Funds, on behalf of the C&B Mid Cap Equity Portfolio, and the AIC Trust, on behalf of the "new" C&B Mid Cap Equity Portfolio and attached as Exhibit B to the Proxy Statement.

             ____For    ____Against     ____Abstain


     This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


     Dated: _____________, 2001             ____________________________
                                            Signature of Shareholder


                                            ____________________________
                                            Signature (Joint owners)

     Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the Meeting; you may, nevertheless, vote in person if you do attend.

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                              Oaks, PA 19456-1100

                            C&B BALANCED PORTFOLIO

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
             THE SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 19, 2001

     The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the C&B Balanced Portfolio of UAM Funds, Inc. ("UAM Funds") to be held in the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 at 10:00 a.m. Eastern time on October 19, 2001, and any adjournments or postponements thereof all shares of stock of said UAM Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting (i) the proposed Investment Advisory Agreement between Cooke & Bieler, L.P. and UAM Funds on behalf of the C&B Balanced Portfolio; and (ii) the proposed liquidation and termination of the C&B Balanced Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Directors of UAM Funds, and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

PROPOSAL 1.  Approve a new investment advisory agreement between Cooke & Bieler,
             L.P. and UAM Funds, on behalf of the C&B Balanced Portfolio, a form of which is attached to the Proxy Statement as Exhibit A.

             ____For    ____Against    ____Abstain

PROPOSAL 2.  Approve the liquidation and termination of the C&B Balanced
             Portfolio, as set forth in a Plan of Liquidation adopted by the Board of Directors of UAM Funds and attached to the Proxy Statement as Exhibit C.

             ____For    ____Against     ____Abstain


     This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

     The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


     Dated: _____________, 2001            ____________________________
                                           Signature of Shareholder


                                           ____________________________
                                           Signature (Joint owners)

     Please date, sign and return promptly using the enclosed, postage-paid envelope whether or not you expect to attend the Meeting; you may, nevertheless, vote in person if you do attend.